Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Dorothy Whitehouse, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 , that:

(1)
the Amendment No. 1 to the Form 10-Q of On-Air Impact, Inc., a Nevada corporation (the “Registrant”), for the fiscal quarter ended February 28, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 1, 2011	/s/ Dorothy Whitehouse
Dorothy Whitehouse
President and Chief Executive Officer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)